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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of Earliest Event Reported)
                                 APRIL 26, 2000




                         General Growth Properties, Inc.
             (Exact name of registrant as specified in its charter)



       Delaware                    1-11656                42-1283895
    (State or other             (Commission            (I.R.S. Employer
    jurisdiction of              File Number)       Identification Number)
     incorporation)

                  110 N. Wacker Drive, Chicago, Illinois 60606
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (312) 960-5000



                                       N/A
         (Former name or former address, if changed since last report.)




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Item 5. Other Events.
---------------------

Crossroads Center

On April 26, 2000, GGP Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), through St. Cloud Mall L.L.C., a Delaware limited liability company which is owned 99.999% by the Operating Partnership and .001% by St. Cloud Mall, Inc., acquired a 100% ownership interest in Crossroads Center, an enclosed mall in St. Cloud, Minnesota, from Crossroads Shopping Center Trust, an affiliate of First Union Real Estate Equity and Mortgage Investments (the "Seller"). St. Cloud Mall, Inc. is owned 100% by General Growth Properties, Inc. (the "Company"), a Delaware corporation and the general partner of the Operating Partnership. The Company holds an approximate 72% general partnership interest in the Operating Partnership.

The aggregate consideration paid by the Operating Partnership for Crossroads Center was approximately $80.3 million (subject to prorations and to certain adjustments and payments to be made by the Operating Partnership). The consideration was paid in the form of cash and debt elimination of approximately $33.7 million and the assumption of $46.6 million of existing fixed rate mortgage debt which matures in November of 2002 and bears interest at 7.485%. The Operating Partnership, through its wholly owned subsidiary, had previously loaned the Seller approximately $30 million and received an option to buy the property. In conjunction with the closing of the sale, the loan was fully repaid.

Crossroads Center opened in 1966 and was extensively remodeled in 1996. It is a one-level mall containing approximately 765,000 square feet. The center is anchored by Dayton's, Sears, JCPenney and Target. The center has 277,000 square feet of mall shop space and is currently 93% occupied.



Item 7.   Financial Statements and Exhibits.
          ----------------------------------

  (a), (b) Not applicable.
  (c) See attached Exhibit Index which is incorporated by reference into this
  Item 7.






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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 GENERAL GROWTH PROPERTIES, INC.



                                 By:  /s/  Bernard Freibaum
                                     ---------------------------------
                                     Bernard Freibaum
                                     Executive Vice President and
                                     Chief Financial Officer


Date:  May 9, 2000




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                                  EXHIBIT INDEX


EXHIBIT NUMBER                      NAME                          PAGE NUMBER
--------------                      ----                          -----------


2. Purchase and Sale Agreement dated as of March 15, 2000 by and between Crossroads Shopping Center Trust and St. Cloud Mall, L.L.C., a Delaware limited liability company.